UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     May 12, 2006

United Fire & Casualty Company
(Exact name of registrant as specified in its charter)

Iowa	2-39621	42-0644327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa		52407
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     319-399-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01 Other Events.

Press release dated May 12, 2006 announcing completion of an offering of common stock.

Exhibit No.
99.1	Press release dated May 12, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)

May 12, 2006
(Date)

/s/ John A. Rife
John A. Rife, Chief Executive Officer